AARP INVESTMENT PROGRAM FROM SCUDDER

                           AARP Cash Investment Funds:
                          AARP HIGH QUALITY MONEY FUND

                               AARP Income Trust:
                        AARP GNMA and U.S. TREASURY FUND
                           AARP HIGH QUALITY BOND FUND
                            AARP BOND FUND FOR INCOME

                           AARP Tax Free Income Trust:
                      AARP HIGH QUALITY TAX FREE MONEY FUND
                     AARP INSURED TAX FREE GENERAL BOND FUND

                               AARP Growth Trust:
                        AARP BALANCED STOCK AND BOND FUND
                           AARP GROWTH AND INCOME FUND
                           AARP U.S. STOCK INDEX FUND
                             AARP GLOBAL GROWTH FUND
                            AARP CAPITAL GROWTH FUND
                          AARP INTERNATIONAL STOCK FUND
                          AARP SMALL COMPANY STOCK FUND

                    AARP Managed Investment Portfolios Trust:
                        AARP DIVERSIFIED INCOME PORTFOLIO
                        AARP DIVERSIFIED GROWTH PORTFOLIO


  Supplement to the Statement of Additional Information dated February 1, 1997
                            As Revised May 23, 1997

The following section is added after the third paragraph under the heading "The Funds' Investment Objectives and Policies - AARP Managed Investment Portfolios":

         Master-feeder fund structure

         At the special meeting of shareholders, a majority of the shareholders of each Fund approved a proposal which gives each Trust's Board of Trustees the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure as described below.

         A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

October 22, 1997